Commitments	12 Months Ended
Dec. 31, 2011
Commitments
14.	Commitments

Under the terms of operating leases for office premises in Littleton, Colorado and in Casper, Wyoming the Company is committed to minimum annual lease payments as follows:

Lease Commitments:

Year ended December 31,	Amount
$
2012	238,212
2013	11,657
2014 and thereafter	-

249,869

Rent expense under these agreements was $0.3 million, $0.3 million and $0.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Although construction of the Lost Creek plant will not begin until receipt of the necessary authorizations, request for quotations for all major process equipment at the Lost Creek project have been prepared and solicited from vendors and contractors. Bids are currently being evaluated and procurement will be ongoing through the commencement of construction.

Purchase orders totaling US$2.5 million have been issued for ion exchange columns and other process equipment. Payments of US$1.5 million have been made to date on these purchase orders. These payments are reflected in pre-construction costs which are included in capital assets (note 6).

The Company may be subject from time to time to legal proceedings and claims, either asserted or unasserted, that arise in the ordinary course of business. The outcome of these proceedings and claims cannot be predicted with certainty. There are no pending legal matters, the outcome of which will have a material adverse affect on the Company’s consolidated financial position, results of operations or cash flows.